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                                                                   EXHIBIT 10.82

                                 AMENDMENT NO. 3

                                       TO

                               PURCHASE AGREEMENT

                                     BETWEEN

                          WESTERN WIRELESS CORPORATION

                                       AND

                              NORTHERN TELECOM INC.


Made effective as of the 1st day of September, 1998, by and between Northern Telecom Inc. ("Seller") and Western Wireless Corporation ("Buyer").

WHEREAS, General Cellular Corporation and Seller's predecessor in interest, Motorola Nortel Communications Co., entered into a Purchase Agreement dated July 29, 1993, thereafter assigned to Northern Telecom Inc. and amended by Amendment No. 1 and Amendment No. 2 (the "Agreement"); and,

WHEREAS, General Cellular Corporation is now a wholly owned subsidiary of Western Wireless Corporation, and by assignment agreed to by Seller, has assigned its rights, obligations, and responsibilities under the Agreement to Western Wireless Corporation; and,

WHEREAS, Buyer and Seller now wish to amend the Agreement to add new markets as designated in Annex 7.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, Buyer and Seller agree to amend the Agreement as follows:

1.   Amend Section 7 by adding the following new subsection 7.8:

     "7.8      Year 2000 Ready-Warranty

               Seller represents and warrants that Seller's Hardware and/or Software supplied to Buyer under this Agreement, shall function, during the applicable Warranty Period of the applicable Hardware and/or Software under this Agreement (but in any event, at least through March 30, 2000), with respect to any date dependent operations, without any material, service-affecting or operational non-conformance to its applicable specifications, provided that both any Hardware and/or any specific Software load or release designated as necessary by Seller has been installed with respect to such Seller Hardware and/or Software [ * ]. If Seller's Hardware and/or Software fails to so function, Buyer's sole remedy and

* Information omitted and filed separately with the SEC pursuant to request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

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               Seller's sole obligation under this warranty is for Seller, at the earliest practicable time, to correct such failure through, at Seller's option, the replacement or the repair or modification of the applicable Hardware and/or Software or such other actions as Seller reasonably determines to be appropriate.

               The foregoing does not constitute a commitment by Seller (a) to otherwise support the Hardware and/or Software beyond its contractually committed Warranty Period, or (b) that the date format used by the Hardware and/or Software complies with any particular standard. Some Seller Hardware and/or Software may continue to use year representations which do not use four digits where such representations can be interpreted without ambiguity as to century."

2.   Amend Annex 7, Section 5.1 (ADD-ON PRICING) as follows:

     (a) Delete the opening paragraph of Subsection 5.1.1 in its entirety and replace it with the following:

     "5.1.1 Existing Switches

     Subject to Subsection 5.1.2(c) below, for each Switch in service as of the Extended Effective Date and for each Nortel DMS-MTX 800 MHz

     AMPS/TDMA switch which has been acquired by Buyer from a party other than Nortel after the Extended Effective Date, in each Buyer market designated below, ("Existing Switch"), Buyer shall pay Seller a Software license fee each calendar year during the Extended Term ("Annual Software Fee"), as follows:"

     (b) Add the following two (2) new Buyer markets to the list of Buyer's markets in Subsection 5.1.1:

               [  *  ]                      1996          [  *  ]
                                            1997          [  *  ]
                                            1998          [  *  ]
                                            1999          [  *  ]
                                            2000          [  *  ]

               [  *  ]                      1996          [  *  ]
                                            1997          [  *  ]
                                            1998          [  *  ]
                                            1999          [  *  ]
                                            2000          [  *  ]

3. Seller hereby acknowledges and agrees to the transfer to Buyer of Software resident on such Existing Switches described hereinabove and hereby licenses the use of such Software in accordance with applicable terms of the Agreement.

* Information omitted and filed separately with the SEC pursuant to request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended.


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4.   Ratification of Agreement

     Except as specifically modified by this Amendment No. 3, the Agreement shall in all other respects continue in full force and effect.


IN WITNESS WHEREOF, the parties have caused this Amendment No. 3 to be executed by their duly authorized representatives.

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
WESTERN WIRELESS CORPORATION                     NORTHERN TELECOM INC.


By: Tim R. Wong                                  By: Nancy White
   ---------------------------------                ----------------------------------------

Name: Tim R. Wong                                Name:  Nancy White
     -------------------------------                  --------------------------------------
              (Type/Print)                                     (Type/Print)


Title:V.P. Engineering Ops                       Title:V.P. and General Manager, U.S. Region
      ------------------------------                   -------------------------------------


Date:  9/17/98                                   Date: 10/30/98
      ------------------------------                   ------------------------------------
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